                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2003


                                 MATRITECH, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               1-12128                            4-2985132
      ------------------------          ---------------------------------
      (Commission File Number)          (IRS Employer Identification No.)


               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02160 USA
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           (Address of principal executive offices)   (Zip Code)



              Registrant's telephone number, including area code:

                                 (617) 928-0820
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                                Page 1 of 7 Pages
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ITEM 7.  EXHIBITS

99.1     Press Release of Matritech, Inc., dated May 6, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

         This Current Report on Form 8-K of Matritech, Inc. is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" but instead is furnished under this Item 9 in accordance with SEC Release No. 33-8216. The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On May 6, 2003, Matritech, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003 and held a related conference call to discuss these results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


                                Page 2 of 7 Pages

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 7th day of May, 2003.

                                         MATRITECH, INC.


                                         By:   /s/ Stephen D. Chubb
                                               Name:  Stephen D. Chubb
                                               Title: Chief Executive Officer

                                Page 3 of 7 Pages
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                                  EXHIBIT INDEX

                                                                                PAGE NUMBER IN
                                                                                 SEQUENTIALLY
EXHIBIT NUMBER                             DESCRIPTION                           NUMBERED COPY
--------------                             -----------                          --------------
     99.1               Press Release of Matritech, Inc., dated May 6,               5
                        2003.



                                Page 4 of 7 Pages